UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 25, 2010

IGI LABORATORIES, INC.

(Exact name of registrant as specified in charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-08568 (Commission file number)	01-0355758 (I.R.S. Employer Identification Number)

105 Lincoln Avenue

Buena, New Jersey 08310

(Address of principal executive offices)(Zip Code)

(856) 697-1441

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 25, 2010, the Company received a notice (the "Notice") from NYSE Amex LLC ("NYSE Amex" or the “Exchange”) notifying the Company that the Company does not currently meet the Exchange's continued listing standards as set forth in Part 10 of the Exchange’s Company Guide (the "Company Guide"). Specifically, the Company is not in compliance with Section 1003(a)(iii) of the Company Guide because the Company has stockholder's equity of less than $6,000,000 and has losses from continuing operations and net losses in each of its last five fiscal years. The Company's stockholders' equity as reported on its Form 10-Q for the quarter ended March 31, 2010 was $5,779,000 and the Company has reported net losses for the 2009, 2008, 2007, 2006 and 2005 fiscal years.

The Company has been afforded the opportunity to submit a plan of compliance to the Exchange by June 24, 2010 addressing how it intends to regain compliance with Section 1003(a)(iii) of the Company Guide within nine months, or by February 25, 2011 (the “Plan”). In setting this truncated deadline for compliance, the Exchange Staff applied Section 1009(h) of the Company Guide which provides that the Exchange Staff may truncate the continued listing evaluation and follow up procedures if a company, within 12 months of the end of a plan period, is again determined to be below the continued listing standards. The Company was previously notified of its noncompliance with Sections 1003(a)(iii) and (ii) of the Company Guide by letters dated May 6, 2008 and September 16, 2008, respectively. The Company was below the continued listing standards for approximately 13 months, regaining compliance on June 18, 2009. The Exchange Staff determined that both were related to the Company’s unsatisfactory operating results, including continuing losses.

If the Plan is accepted, the Company may be able to continue its listing during the Plan period, during which time the Company will be subjected to periodic reviews by the Exchange’s Staff to determine whether it is making progress consistent with the Plan. If the Company fails to make progress consistent with the Plan or to regain compliance with the continued listing standards by the end of the Plan period, the Exchange Staff will initiate delisting proceedings in accordance with Section 1010 and Part 12 of the Company Guide.

The Company intends to submit a compliance plan to the Exchange’s Staff in a timely manner which will outline its intended actions to regain compliance.

A copy of the Company's press release regarding receipt of the Notice is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are furnished with this Form 8-K:

Exhibit No.	Description

Exhibit 99.1	Press Release dated June 1, 2010, Announcing Notice From the American Stock Exchange of the Company's Failure to Meet Continued Listing Standards

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI LABORATORIES, INC.

Date: June 1, 2010	By:	/s/ Philip S. Forte
	Name:	Philip S. Forte
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release dated June 1, 2010, Announcing Notice From the American Stock Exchange of the Company's Failure to Meet Continued Listing Standards